                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant  [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             SYNBIOTICS CORPORATION
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

           1)  Title of each class of securities to which transaction applies:

           2)  Aggregate number of securities to which transaction applies:

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

           4)  Proposed maximum aggregate value of transaction:

           5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)  Amount Previously Paid:

           2)  Form, Schedule or Registration Statement No.:

           3)  Filing Party:

           4)  Date Filed:

                             SYNBIOTICS CORPORATION


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held July 30, 1998


The Annual Meeting of Shareholders of Synbiotics Corporation will be held at the Radisson Suite Hotel (Rancho Bernardo), 11520 West Bernardo Court, San Diego, California 92127, on July 30, 1998 at 10:00 a.m. for the following purposes:

     1.   To elect six directors;

     2. To consider a proposal to amend Article Fourth of the Restated Articles of Incorporation;

     and to transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

The Board of Directors has fixed June 2, 1998, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

WE WOULD BE GRATEFUL IF YOU WOULD PROMPTLY SIGN AND RETURN THE ENCLOSED PROXY CARD.



Michael K. Green
Secretary



June 8, 1998

                                PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Synbiotics Corporation, a California corporation (the "Company"), 11011 Via Frontera, San Diego, California 92127, of proxies in the accompanying form to be used at the Annual Meeting of Shareholders to be held at the Radisson Suite Hotel (Rancho Bernardo), 11520 West Bernardo Court, San Diego, California 92127, at 10:00 a.m. on July 30, 1998, and any postponement or adjournment thereof.

A proxy may be revoked at any time before it is exercised. Any shareholder giving a proxy may revoke it prior to its use at the Annual Meeting (1) by delivering a written notice expressly revoking the proxy to the Company's Secretary at the Company's offices, (2) by signing and delivering to the Company at its offices, or to the place of the Annual Meeting, a later dated proxy or
(3) by attending the Annual Meeting and casting his or her votes personally. A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted, written notice of such death or incapacity is received by the Company.

On the matters coming before the Annual Meeting as to which a choice has been specified by the shareholder on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares will be voted FOR the election of the six nominees for director listed in this Proxy Statement, FOR the approval of proposal 2 described in the Notice of Meeting and this Proxy Statement, and in the discretion of the proxyholders as to any other business which may properly come before the Annual Meeting.

June 2, 1998, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting. As of the close of business on such date, the Company had 8,783,003 shares of Common Stock outstanding and entitled to vote. Outstanding shares of Common Stock are entitled to one vote each on all matters. Under California law, shareholders are permitted to cumulate votes for the election of directors whose names have been placed in nomination. Therefore, in voting for directors, each outstanding share of Common Stock would be entitled to six votes which may be cast for one candidate or distributed in any manner among the nominees for director.
However, the right to cumulate votes in favor of one or more candidates may not be exercised until the candidate or candidates have been nominated and any shareholder has given notice at the Annual Meeting of the intention to cumulate votes.

The proxyholders (if authority to vote for one or more nominees is not withheld) will have full discretion and authority to vote cumulatively and to allocate votes among any or all of the Board of Directors nominees as they may determine or, if authority to vote for a specified candidate or candidates has been withheld, among those candidates for whom authority to vote has not been withheld.

The expense of printing and mailing proxy material will be borne by the Company. The approximate date these proxy solicitation materials will be first sent to shareholders is June 8, 1998.


                             ELECTION OF DIRECTORS
                           (Item 1 on the Proxy Card)

Six directors are to be elected at the Annual Meeting to serve until the next Annual Meeting and until their respective successors are elected or appointed. Unless authority to vote for one or more nominees is withheld, it is intended that the proxyholders will vote for the election of the nominees named below. In the event any of them shall become unable or unwilling to accept nomination or election, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. Each of the nominees named is currently a member of the Board of Directors of the Company.

The following information is furnished regarding the nominees of the Company.


            Name; Positions; Business Experience During the                            Director
         Past Five Years; Directorships in Reporting Companies                          Since    Age
-----------------------------------------------------------------------------------    --------  ---
Patrick Owen Burns.................................................................       1997    60
  Senior Consultant of Early Stage Enterprises, L.L.C. since October 1997; Vice
  President of R&D Funding Corp, an affiliate of Prudential Securities Inc., and
  Senior Vice President of Prudential Securities Inc. from 1986 to January,
  1997.

Kenneth M. Cohen...................................................................       1996    43
  President and Chief Executive Officer of the Company since May 1996;
  Executive Vice President and Chief Operating Officer of Canji, Inc. from
  March 1995 to February 1996; Vice President of Argus Pharmaceuticals, Inc.
  from May 1990 to March 1995.

James C. DeCesare..................................................................       1993    67
  Consultant to the animal health and pharmaceutical industries since 1992.

Brenda D. Gavin, DVM...............................................................       1996    49
  Vice President of S. R. One, Limited, a venture capital firm, since 1989.

M. Blake Ingle, Ph.D...............................................................       1994    56
  President and Chief Executive Officer of Canji, Inc. March 1993 to February
  1996; Acting President of Telios Pharmaceuticals, Inc. from December 1994 to June 1995; President and Chief Executive Officer of IMCERA Group, Inc.
  (now known as Mallinckrodt Group Inc.) from 1991 to 1993; Director of
  Corvas International, Inc. and Vical, Inc.

Donald E. Phillips.................................................................       1987    65
  Chairman of the Board of Directors of the Company since August 1994; Vice
  Chairman of the Board of Directors of the Company from 1993 to August
  1994; Director of Great Lakes REIT, Inc. and Potash Corporation of
  Saskatchewan (Canada).

The Board of Directors of the Company held a total of eleven meetings during the year ended December 31, 1997. Each director attended more than seventy-five percent (75%) of the meetings of the Board of Directors (and the Board committees of which he or she was a member) held during the time he or she was a member of the Board.

The Company currently has Compensation and Audit Committees of the Board of Directors. The Company does not have a Nominating Committee of the Board of Directors. The current membership of each committee is as follows:

    Compensation Committee                      Audit Committee
    James C. DeCesare                           Patrick Owen Burns
    M. Blake Ingle, Ph.D., Chairman             James C. DeCesare, Chairman
    Donald E. Phillips                          Donald E. Phillips

The function of the Compensation Committee is to review the Company's compensation policies and advise as to executive compensation and stock option matters. The Audit Committee oversees the Company's accounting and financial reporting policies, reviews with the independent accountants the accounting principles and practices followed, reviews the annual audit and financial results and makes recommendations to the Board regarding any of the preceding. The Audit Committee met once and the Compensation Committee met four times during the year ended December 31, 1997.

Dr. Ingle became an executive officer of Telios Pharmaceuticals, Inc. in December 1994, shortly after that company's primary product failed a clinical trial. In January 1995, Telios filed a voluntary bankruptcy petition. Telios subsequently emerged from bankruptcy via the sale of the company to Integra Life Sciences. The Company believes these facts do not impugn Dr. Ingle's ability or integrity in any way.

For their services as directors, each of the outside directors of the Company receive fees of $1,000, plus $500 for travel, for each Board of Directors meeting attended, except for Dr. Gavin. Dr. Gavin does not receive a fee as S.
R. One, Limited does not allow its representatives to accept director fees from the companies for which they serve as directors. Outside directors also receive $500 for each telephonic Board of Directors meeting, and receive $500 for each committee meeting they attend as committee members which are held on a different day than a Board of Directors meeting. Employee directors do not receive any fees for attendance at meetings of the Board of Directors or committee meetings. In addition, Mr. Phillips was paid fees of $24,996 during the year ended December 31, 1997 pursuant to a consulting agreement with the Company. On July 24, 1997, pursuant to the Automatic Grant Program under the 1995 Stock Option/Stock Issuance Plan (the "1995 Plan"), Mr. Burns, Mr. DeCesare, Dr. Gavin, Dr. Ingle and Mr. Phillips were each granted an option to purchase 7,000 shares of Common Stock at $3.688 per share. The options, which expire on July 24, 2007, vest ratably over a one-year period following the grant date.

Executive Officers and Significant Employees

                                        Name, Age, and Other Business Experience
               Position                        During the Past Five Years
-----------------------------------     ----------------------------------------

                              Executive Officers

President and Chief Executive           Kenneth M. Cohen (43)
 Officer - since May 1996                Formerly, Executive Vice President
                                         and Chief Operating Officer of Canji,
                                         Inc. March 1995 -February 1996; Vice
                                         President of Argus Pharmaceuticals,
                                         Inc. May 1990 - March 1995

Vice President - Finance, Chief         Michael K. Green (42)
 Financial Officer and
 Secretary - since May 1991

Vice President - since February 1998;   Francois Guillemin (47)
 President and Director General of       Formerly, Director of the Diagnostics
 Synbiotics Europe, SAS - since          Division of Rhone-Merieux, S.A., 1991
 July 1997                               - June 1997

Vice President and General Manager,     Paul A. Rosinack (51)
 Animal Health - since October 1996      Formerly, President and Chief
                                         Executive Officer of International
                                         Canine Genetics, Inc., December 1992
                                         - October 1996

                             Significant Employees

                                        Name, Age, and Other Business Experience
          Position                             During the Past Five Years
--------------------------------        ----------------------------------------
Corporate Controller and Chief          Keith A. Butler (36)
 Accounting Officer -
 since March 1991

Director of Science and Technology -    John A. Cutting (59)
 since August 1997                       Formerly, Director of Research and
                                         Development for the Company, August
                                         1995 - August 1997; Senior Manager of
                                         Research and Development for the
                                         Company, November 1993 - August 1995;
                                         Director of Research of AVID
                                         Therapeutics, Inc., 1992 - November
                                         1993

Director of Operations -                Clifford Frank (48)
 since September 1992

Director of Product Development -       Serge Leterme (38)
 since August 1997                       Formerly, Director, Research and
                                         Development of the Diagnostics
                                         Division of Rhone-Merieux, S.A., 1993
                                         - June 1997

Director of Marketing -                 Stephen T. Peterson, DVM (47)
 since October 1996                      Formerly, Director of Marketing of
                                         International Canine Genetics, Inc.,
                                         December 1993 - October 1996; Product
                                         Manager of Ralston Purina Company,
                                         1991 to December 1993

Director of Business Development -      Gregory A. Soulds (51)
 since 1992 (with the Company since
  1983)

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company's Common Stock as of March 31, 1998, of each of the Company's directors, director nominees, 5% shareholders and the Named Executive Officers, and of the directors and executive officers of the Company as a group. Except as noted, each person has sole investment and voting power over the shares shown. Percentages are calculated in accordance with the method set forth in the Securities and Exchange Commission's rules.


                                          Amount and
                                          Nature of
                                          Beneficial   Percent
 Name and Address of Beneficial Owner       Owner      of Class
--------------------------------------    -----------  --------
Patrick Owen Burns/(1)/..............        50,750        *
 22 Sidney Place
 Brooklyn, NY  11201

                                           Amount and
                                           Nature of
                                           Beneficial   Percent
Name and Address of Beneficial Owner          Owner     of Class
--------------------------------------    -----------   --------

Kenneth M. Cohen/(1)/.................       121,189     1.3%
 c/o Synbiotics Corporation
 11011 Via Frontera
 San Diego, CA  92127

James C. DeCesare/(1)/................        39,250      *
 5260 S. Landings Drive, #200
 Ft. Myers, FL  33919

Brenda D. Gavin, DVM/(3)/.............       967,410    10.7%
 c/o S. R. One, Limited
 Bay Colony Executive Park
 565 Swedesford Road
 Suite 315
 Wayne, PA  19087

Michael K. Green/(1)/.................        74,084      *
 c/o Synbiotics Corporation
 11011 Via Frontera
 San Diego, CA  92127

Francois Guillemin/(1)/...............         9,375      *
 c/o Synbiotics Europe, SAS
 299 Avenue Jean Jaures
 69007 Lyons, France

M. Blake Ingle, Ph.D./(1)/............        32,250      *
 Plaza Del Mar 300-6
 12526 High Bluff Drive
 San Diego, CA  92130

Donald E. Phillips/(1)/...............        52,750      *
 372 Fannin Landing Circle
 Brandon, MS  39042

Paul A. Rosinack/(1)/.................        49,762      *
 c/o Synbiotics Corporation
 11011 Via Frontera
 San Diego, CA  92127

Gregory A. Soulds/(1)//(5)/...........        28,544      *
 c/o Synbiotics Corporation
 11011 Via Frontera
 San Diego, CA  92127

                                                         Amount and
                                                          Nature of
                                                          Beneficial    Percent
Name and Address of Beneficial Owner                        Owner       of Class
------------------------------------------------------    -----------   --------
Gruber & McBaine Capital Management/(2)/..............    1,012,100       11.2%
 c/o John P. Broadhurst, Esq.
 Shartsis, Friese & Ginsburg
 One Maritime Plaza
 18th Floor
 San Francisco, CA  94111

Edward T. Maggio, Ph.D./(4)/..........................      461,999        5.1%
 c/o Structural Bioinformatics, Inc.
 10959 Technology Place
 San Diego, CA  92127

Merial SAS............................................      759,018        8.4%
 29 Avenue Tony Garnier
 69007 Lyons
 France

S. R. One, Limited/(3)/...............................      962,160       10.6%
 Bay Colony Executive Park
 565 Swedesford Road
 Suite 315
 Wayne, PA  19087

All executive officers and directors as
 a group/(1)//(3)//(5)/ (10 persons)..................    1,425,364       15.7%

--------------
/*/  Less than one percent.

(1) Includes options to purchase shares of Common Stock, which are exercisable on or before May 30, 1998, as follows: Mr. Burns - 50,750 shares; Mr. Cohen
     - 94,687 shares; Mr. DeCesare - 33,250 shares; Dr. Gavin - 5,250 shares; Mr. Green - 69,687 shares; Mr. Guillemin - 9,375; Dr. Ingle - 24,250 shares; Mr. Phillips - 52,750 shares; Mr. Rosinack - 45,479 shares; Mr. Soulds - 26,687 shares.

(2) Owned by a group of six persons who granted their respective powers of attorney to Gruber & McBaine Capital Management LLC ("GMCM"), a California corporation, to handle any and all necessary filings in connection with these securities. The direct ownership of these shares is as follows:
     GMCM - 190,200 shares; Jon D. Gruber ("Gruber") - 88,500 shares; J. Patterson McBaine ("McBaine") - 91,000 shares; Lagunitas Partners ("Lagunitas") - 444,800 shares; GMJ Investments, LP ("GMJ") - 6,500 shares; Proactive Partners, a California Limited Partnership ("Proactive") - 191,100 shares. Gruber and McBaine are the sole directors and sole executive officers of GMCM. GMCM, Gruber and McBaine are the general partners of Lagunitas and GMJ. Gruber and McBaine are general partners in the entity which is the general partner of Proactive. Gruber and McBaine disclaim beneficial ownership of the shares held by GMCM, Lagunitas, GMJ and Proactive except to the extent of their respective pecuniary interests. GMCM disclaims beneficial ownership of the shares held by Gruber, McBaine, Lagunitas and GMJ except to the extent of its pecuniary interest.

(3) Includes 962,160 shares owned by S. R. One, Limited, of which Dr. Gavin is a Vice President. Dr. Gavin disclaims any beneficial ownership of these shares.

(4) Includes options to purchase 6,999 shares of Common Stock, which are exercisable on or before May 30, 1998, held by Dr. Maggio.

(5)  Includes Gregory A. Soulds because he is one of the Named Executive
     Officers.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table provides certain summary information concerning the compensation earned by the Company's President and Chief Executive Officer, the only other executive officers whose total 1997 salary and bonus exceeded $100,000 and the only other person, although not an executive officer, whose total 1997 salary and bonus exceeded $100,000 (the "Named Executive Officers") for services rendered in all capacities to the Company for the fiscal years ended December 31, 1997, 1996 and 1995:

                               Summary Compensation Table

                                                                                     Long-Term
                                                                                   Compensation
                                            Annual Compensation                       Awards
                         -------------------------------------------------------   -----------
                                                                        Other       Securities
       Name and                                                        Annual       Underlying      All Other
      Principal          Fiscal                                        Compen-       Options/       Compensa-
       Position           Year    Salary ($)/(1)/     Bonus ($)      sation ($)      SARS (#)     tion ($)/(2)/
-------------------      ------   --------------     -----------    ------------    ----------    -------------

Kenneth M. Cohen           1997      $230,625       $14,175/(3)/           -            25,000           $3,165
President and Chief        1996      $141,490       $42,188/(4)/    $38,750/(5)/       225,000              -
Executive Officer

Michael K. Green           1997      $130,000       $ 8,400/(3)/           -            25,000           $3,120
Vice President             1996      $115,326       $24,000/(4)/           -            30,000           $2,768
                           1995      $101,853             -                -            25,000           $2,213

Paul A. Rosinack           1997      $162,129       $ 9,856/(3)/    $12,504/(6)/        50,000             -
Vice President             1996      $ 29,743             -         $ 2,084/(6)/        25,000             -

Gregory A. Soulds          1997      $106,999       $ 6,576/(3)/           -               -             $2,568
Director - Business        1996      $104,389             -                -             5,000           $2,505
Development                1995      $104,389             -                -               -             $2,244

--------------
(1) Includes amounts deferred under the 401(k) Compensation Deferral Savings Plan pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended.

(2) Consists of matching contributions made by the Company to Mr. Cohen's 401(k) account, Mr. Green's 401(k) account and Mr. Soulds' 401(k) account.

(3) Includes grants of restricted Synbiotics common stock with a fair market value of $3.19 per share as follows: Mr. Cohen - 4,002 shares; Mr. Green - 2,372 shares; Mr. Rosinack - 2,783 shares; Mr. Soulds -1,857 shares.

(4) Bonus was earned for the year ended December 31, 1996 and was not disclosed in the proxy statement for the July 24, 1997 annual meeting as the amount of the bonus was not calculable as of the date the proxy statement was prepared.

(5) Consists of a direct grant of 10,000 shares of Synbiotics common stock with a fair market value of $3.875 per share.

(6) Forgiveness of a loan made to Mr. Rosinack to defray relocation expenses at the rate of $12,504 per year. As of December 31, 1997, the balance due was $34,375.

The following table contains information concerning the grant of stock options to the Named Executive Officers:

                     Option/SAR Grants in Last Fiscal Year

                               Individual Grants
---------------------------------------------------------------------------------------
                         Number of        % of Total
                         Securities      Options/SARs
                         Underlying       Granted to
                        Options/SARs     Employees in      Exercise
       Name           Granted (#)/(1)/    Fiscal Year    Price ($/Sh)   Expiration Date
-------------------   ----------------   -------------   ------------   ---------------

Kenneth M. Cohen            25,000           8.50%         $3.69            7/24/07
Michael K. Green            25,000           8.50%         $3.69            7/24/07
Paul A. Rosinack            50,000          17.00%         $3.69            7/24/07

--------------
(1) The options become exercisable ratably over a four-year period following the date of grant, which was July 24, 1997. Each option has a maximum term of 10 years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

The following table provides information, with respect to the Named Executive Officers, concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year. No shares were acquired on exercise of options by the Named Executive Officers during the fiscal year ended December 31, 1997.

              Aggregated Option/SAR Exercises in Last Fiscal Year
                     and Fiscal Year-End Option/SAR Values

                       Number of Securities Underlying   Value of Unexercised In-the-Money
                          Unexercised Options/SARs                 Options/SARs
                          at December 31, 1997 (#)           at December 31, 1997/(1)/
                       ------------------------------    ---------------------------------
        Name            Exercisable     Unexercisable     Exercisable      Unexercisable
--------------------   ------------     -------------     -----------      -------------

Kenneth M. Cohen              46,562          203,438        $  -             $  -
Michael K. Green              60,937           44,063        $17,156          $7,031
Paul A. Rosinack              34,727           70,100        $  -             $  -
Gregory A. Soulds             19,750            5,000        $ 1,450          $  -

--------------
(1) Value is defined as market price of the Company's Common Stock at fiscal year end less exercise price. The closing sale price of the Company's Common Stock at December 31, 1997 was $3.19.

Employment Contracts and Change-in-Control Arrangements

Synbiotics entered into an Employment Agreement dated May 7, 1996 with Kenneth
M. Cohen, its Chief Executive Officer and President. The Employment Agreement provides for salary at an initial rate of $225,000 per annum, options to purchase 225,000 shares of Synbiotics common stock (at $3.875 per share) and a direct grant of 10,000 shares of unregistered Synbiotics common stock. In addition, he will be eligible for a cash bonus of up to 30% of his annual salary. If Mr. Cohen is terminated without cause, he will receive six months' salary at his then base salary rate. If Mr. Cohen is terminated in connection with an acquisition of the Company, he will receive an additional six months' salary and all unvested stock options will immediately vest.

Synbiotics entered into an Employment Agreement dated June 23, 1997 with Michael
K. Green, its Chief Financial Officer and Vice President - Finance. The Employment Agreement provides for salary at an initial rate of $140,000. If Mr. Green is terminated without cause, he will receive six months' salary at his then base salary rate. If Mr. Green is terminated in connection with an acquisition of the Company, he will receive an additional six months' salary and all unvested stock options will immediately vest.

Synbiotics entered into an Employment Agreement dated October 25, 1996 with Paul
A. Rosinack, its Vice President. The Employment Agreement provides for salary at an initial rate of $160,000 per annum and options to purchase 25,000 shares of Synbiotics common stock (at $4.125 per share). If Mr. Rosinack is terminated without cause, he will receive six months' salary at his then base salary rate. If Mr. Rosinack is terminated in connection with an acquisition of the Company, he will receive an additional six months' salary and all unvested stock options will immediately vest.


THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF ALL SIX NOMINEES, SET FORTH IN
ITEM 1 ON THE PROXY CARD. The six persons receiving the highest number of votes will be elected as directors. Abstentions and broker non-votes will have no influence in the election of directors.


                       AMENDMENT OF ARTICLE FOURTH OF THE
                      RESTATED ARTICLES OF INCORPORATION
                          (Item 2 on the Proxy Card)

The Board of Directors of the Company has adopted a resolution unanimously approving and recommending to the Company's shareholders for their approval an amendment to the Company's Restated Articles of Incorporation to provide therein for the creation of 25,000,000 shares of Preferred Stock in one or more series with voting rights and other rights, preferences, privileges and restrictions determined by the Board of Directors.

The authorized capital stock of the Company currently consists of 24,800,000 shares of Common Stock, no par value, of which 8,643,147 were issued and outstanding as of March 31, 1998 and approximately 2,697,718 were reserved for issuance under the Company's stock option plans and various other outstanding stock options and warrants. Accordingly, as of March 31, 1998, the Company had available for issuance approximately 13,459,135 shares of Common Stock.

The Board of Directors believes the authorization of the creation of the Preferred Stock is desirable to enhance the Company's flexibility in connection with possible future actions, such as public or private offerings of shares for cash, dividends payable in stock of the Company whether in connection with the possible implementation of a shareholder rights plan or otherwise, corporate mergers and acquisitions, and implementation and continuation of employee benefit plans. Having such authorized shares for issuance in the future would allow shares of Preferred Stock to be issued without the expense and delay of a special meeting of shareholders. The designations, preferences, conversion rights, cumulative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof (collectively, the "Rights, Limitations and Restrictions") will be determined by the Board of Directors. Thus, the Board of Directors will, in the event of the approval of this proposal by the Company's shareholders, be entitled to authorize the creation and issuance of 25,000,000 shares of Preferred Stock in one or more series with such Rights, Limitations and Restrictions as may be determined in the Board's sole discretion, with no further authorization by security holders required for the creation and issuance thereof.

In the event of the approval of this proposal by the Company's shareholders, the Board of Directors will be required to make any determination to designate, reserve for issuance or issue shares of Preferred Stock based on its judgment as to the best interests of the shareholders and the Company. The Board of Directors currently anticipates that it may designate, reserve for issuance and issue shares of Preferred Stock in connection with the adoption of a shareholder rights plan, although the terms of any such series of Preferred Stock and form of any such shareholder rights plan are not known at this time. The issuance of shares of Preferred Stock could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. Such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the company and could also be privately placed with purchasers favorable to the Board of Directors in opposing such action. In addition, the Board of Directors could authorize holders of a series of Preferred Stock to vote either separately as a class, or with the holders of the Company's currently outstanding Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The mere existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares also could have a dilutive effect on the voting power of existing holders of Common Stock and on earnings per share and could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interest of the shareholders and the Company.

The Company proposes to amend Article Fourth to read in full as follows:

     "FOURTH: The corporation is authorized to issue two classes of stock, to be designated, respectively, "Common Stock" and "Preferred Stock". The total number of shares which the corporation is authorized to issue is 49,800,000 shares. 24,800,000 shares shall be Common Stock and 25,000,000 shares shall be Preferred Stock.

     The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series."

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION (ITEM 2 ON THE PROXY CARD). Approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting. If approved by the shareholders, the amendment to the Restated Articles of Incorporation will become effective upon filing with the Secretary of State of the State of California a Certificate of Amendment to the Company's Restated Articles of Incorporation, which filing is expected to take place shortly after the meeting.


                      COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of the Company's equity securities with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended December 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.


                             SHAREHOLDER PROPOSALS

To be included in the Company's proxy materials for the Annual Meeting of Shareholders to be held in 1999, a shareholder proposal must be received at the offices of the Company, 11011 Via Frontera, San Diego, CA 92127, not later than April 28, 1999.


                                 OTHER MATTERS

Price Waterhouse LLP has served as the independent accountants of the Company for a number of years. Although management anticipates that this relationship will continue to be maintained during fiscal 1998, as in previous years, it is not proposed that any formal action be taken at the Annual Meeting with respect to the continued employment of Price Waterhouse LLP. Representatives of Price Waterhouse LLP are expected to be present at the Company's Annual Meeting with the opportunity to make a statement if they desire to do so and they are expected to be available to respond to appropriate questions.

The Board of Directors, at this time, knows of no other business which will be presented to the meeting. If any other business is properly brought before the meeting, it is intended that the proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

The Company's Annual Report, including the Company's audited financial statements for the fiscal year ended December 31, 1997, is being mailed herewith to all shareholders of record. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY BENEFICIAL OWNER OF COMMON STOCK ON JUNE 2, 1998, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUESTS SHOULD BE DIRECTED TO MICHAEL K. GREEN, VICE PRESIDENT - FINANCE OF THE COMPANY, AT 11011 VIA FRONTERA, SAN DIEGO, CA 92127.

Whether you intend to be present at this meeting or not, you are urged to return your proxy promptly.

By order of the Board of Directors


Michael K. Green
Secretary

COMMON STOCK PROXY          SYNBIOTICS CORPORATION            COMMON STOCK PROXY


               11011 Via Frontera, San Diego, California  92127


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Kenneth M. Cohen and Michael K. Green, jointly and severally, as proxyholders, each with full power to appoint his substitute, and hereby authorizes them to vote as designated below, all the shares of Common Stock of Synbiotics Corporation held of record by the undersigned on June 2, 1998, at the Annual Meeting of Shareholders to be held on July 30, 1998, or any postponement or adjournment thereof, and to vote in their discretion on such other business as may come before the Annual Meeting.

        The Board of Directors recommends a vote FOR proposals 1 and 2.

  1.  ELECTION OF DIRECTORS.

      [_] FOR all nominees listed below (except as marked to the contrary below)

      [_] WITHHOLD AUTHORITY to vote for all nominees listed below

      (Instruction: To withhold authority to vote for any individual nominee, check the box "FOR" and strike a line through the nominee's name in the list below.)

      Nominees:  Patrick Owen Burns, Kenneth M. Cohen, James C. DeCesare, Brenda
                 D. Gavin, M. Blake Ingle, Donald E. Phillips

  2. APPROVAL OF THE AMENDMENT OF ARTICLE FOURTH OF THE RESTATED ARTICLES OF INCORPORATION.

                   [_] FOR      [_] AGAINST      [_] ABSTAIN

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder and will be voted by the proxyholders at their discretion as to any other matters properly transacted at the Annual Meeting. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.

Dated: ______________________, 1998


___________________________________
(Shareholder's Signature)


___________________________________
(Shareholder's Signature)

Please sign exactly as your name appears on this Proxy. If signing for trusts, estates, partnerships, or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

        PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING. [_]